                                                                      EXHIBIT 21
Subsidiaries of Registrant

                                                                                                                     % OF VOTING
                                                                                                                      SECURITIES
                                                                                                                    OWNED BY ITS
                                                                                                   JURISDICTION OF     IMMEDIATE
NAME OF CORPORATION                                                                                  INCORPORATION        PARENT(1)
------------------------------------------------------------------------------------------------------------------------------------
Starr                                                                                                    Delaware              (2)
SICO                                                                                                       Panama              (2)
 AIG (Registrant)(3)                                                                                     Delaware              (4)
  AICCO                                                                                             New Hampshire           100%
  AIG Asset Management Group, Inc.                                                                       Delaware           100%
  AIG Capital Partners, Inc.                                                                             Delaware           100%
  AIG Aviation, Inc.                                                                                      Georgia           100%
  AIG Capital Corp.                                                                                      Delaware           100%
  AIG Capital Management Corp.                                                                           Delaware           100%
  AIG Claim Services, Inc.                                                                               Delaware           100%
  AIG Consumer Finance, Inc.                                                                             Delaware           100%
  AIG Financial Products Corp.                                                                           Delaware           100%
  AIG Funding, Inc.                                                                                      Delaware           100%
  AIG Global Investment Group, Inc.                                                                      Delaware           100%
  AIG Global Trade &Political Risk Insurance Company                                                   New Jersey           100%
  AIG Life Insurance Company                                                                             Delaware          78.9%(5)
  AIG Life Insurance Company of Puerto Rico                                                           Puerto Rico           100%
  AIG Marketing, Inc.                                                                                    Delaware           100%
  AIG Realty, Inc.                                                                                  New Hampshire            (6)
    American International Realty Corp.                                                                  Delaware           100%
  AIG Risk Management, Inc.                                                                              New York           100%
  AIG Trading Group Inc.                                                                                 Delaware            80%
  AIU Insurance Company                                                                                  New York            52%(7)
  AIU North America, Inc.                                                                                New York           100%
  American Home                                                                                          New York           100%
    AIG Hawaii Insurance Company, Inc.                                                                     Hawaii           100%
    American International Insurance Company                                                             New York           100%
      American International Insurance Company of California, Inc.                                     California           100%
      American International Insurance Company of New Jersey                                           New Jersey           100%
      Minnesota Insurance Company                                                                       Minnesota           100%
    Transatlantic Holdings, Inc.                                                                         Delaware          34.02%(8)
  American International Group Data Center, Inc.                                                    New Hampshire           100%
  American International Life Assurance Company of New York                                              New York          77.52%(9)
  American International Reinsurance Company Limited                                                      Bermuda           100%
    AIA                                                                                                 Hong Kong           100%
      Australian American Assurance Company Limited                                                     Australia           100%
    American International Assurance Company (Bermuda) Limited                                            Bermuda           100%
    Nan Shan Life Insurance Company, Ltd.                                                                  Taiwan          94.12%
    American International Underwriters Corporation                                                      New York           100%
  AIUO                                                                                                    Bermuda           100%
   AIG Europe (Ireland) Ltd.                                                                              Ireland           100%
   Universal Insurance Co., Ltd.                                                                         Thailand           100%
   Interamericana Compania de Seguros Gerais (Brazil)                                                      Brazil           100%
   La Seguridad de Centroamerica, Compania de Seguros, Sociedad Anonima                                 Guatemala           100%
   American International Insurance Company of Puerto Rico                                            Puerto Rico           100%
   La Interamerica Compania de Seguros Generales S.A                                                     Colombia           100%
   American International Underwriters G.m.b.H                                                            Germany           100%
   Underwriters Adjustment Company, Inc.                                                                   Panama           100%

                                                                                                                    % OF VOTING
                                                                                                                     SECURITIES
                                                                                                                   OWNED BY ITS
                                                                                                JURISDICTION OF       IMMEDIATE
NAME OF CORPORATION                                                                               INCORPORATION          PARENT(1)
------------------------------------------------------------------------------------------------------------------------------------
   American Life Insurance Company                                                                     Delaware            100%
     Kenya American Insurance Company Limited                                                             Kenya            100%
     ALICO                                                                                               France             89%
   Birmingham Fire Insurance Company of Pennsylvania                                               Pennsylvania            100%
   China America Insurance Company, Ltd.                                                               Delaware             50%
   Commerce and Industry Insurance Company                                                             New York            100%
   Commerce and Industry Insurance Company of Canada                                                    Ontario            100%
   Delaware American Life Insurance Company                                                            Delaware            100%
   Hawaii Insurance Consultants, Ltd.                                                                    Hawaii            100%
   The Insurance Company of the State of Pennsylvania                                              Pennsylvania            100%
   Landmark Insurance Company                                                                        California            100%
   Le Metropolitana de Seguros, C. por A                                                     Dominican Republic            100%
   Mt. Mansfield Company, Inc.                                                                          Vermont            100%
   National Union                                                                                  Pennsylvania            100%
     American International Specialty Lines Insurance Company                                            Alaska             70%(10)
     International Lease Finance Corporation                                                         California            100%
     Lexington                                                                                         Delaware             70%(10)
       JI Accident & Fire Insurance Co. Ltd.                                                              Japan             50%
     National Union Fire Insurance Company of Louisiana                                               Louisiana            100%
   NHIG Holding Corp.                                                                                  Delaware            100%
     Audubon Insurance Company                                                                        Louisiana            100%
       Audubon Indemnity Company                                                                    Mississippi            100%
       Agency Management Corporation                                                                  Louisiana            100%
        The Gulf Agency, Inc.                                                                           Alabama            100%
     New Hampshire                                                                                 Pennsylvania            100%
       AIG Europe, S.A                                                                                   France                (11)
       A.I. Network Corporation                                                                   New Hampshire            100%
          Marketpac International, Inc.                                                                Delaware            100%
       American International Pacific Insurance Company                                                Colorado            100%
       American International South Insurance Company                                              Pennsylvania            100%
       Granite State Insurance Company                                                             Pennsylvania            100%
       New Hampshire Indemnity Company, Inc.                                                       Pennsylvania            100%
       Illinois National Insurance Co.                                                                 Illinois            100%
       New Hampshire Insurance Services, Inc.                                                     New Hampshire            100%
   PHILAM                                                                                           Philippines             99%
     Pacific Union Assurance Company                                                                 California            100%
     The Philippine American General Insurance Company, Inc.                                        Philippines            100%
       Philam Insurance Company, Inc.                                                               Philippines            100%
       The Philippine American Assurance Company, Inc.                                              Philippines             25%

                                                                                                                    % OF VOTING
                                                                                                                      SECURITIES
                                                                                                                    OWNED BY ITS
                                                                                                JURISDICTION OF        IMMEDIATE
    NAME OF CORPORATION                                                                           INCORPORATION           PARENT(1)
------------------------------------------------------------------------------------------------------------------------------------
Risk Specialist Companies, Inc.                                                                        Delaware           100%
Ticino Societa d' Assicurazioni Sulla Vita                                                          Switzerland           99.8%
20th Century Insurance Company of Arizona                                                               Arizona            51%
UeberseeBank, AG                                                                                    Switzerland           100%
UGC                                                                                              North Carolina           36.31%(12)
  United Guaranty Insurance Company                                                              North Carolina           100%
  United Guaranty Mortgage Insurance Company                                                     North Carolina           100%
  United Guaranty Mortgage Insurance Company of North Carolina                                   North Carolina           100%
  United Guaranty Residential Insurance Company of North Carolina                                North Carolina           100%
  United Guaranty Residential Insurance Company                                                  North Carolina            75%(13)
    United Guaranty Commercial Insurance Company of North Carolina                               North Carolina           100%
    United Guaranty Commercial Insurance Company                                                 North Carolina           100%
    United Guaranty Credit Insurance Company                                                     North Carolina           100%
    United Guaranty Services, Inc.                                                               North Carolina           100%
====================================================================================================================================

(1)  Percentages include directors' qualifying shares.

(2) The directors and officers of AIG as a group own 94.51 percent of the voting common stock of Starr and 81.82 percent of the voting stock of SICO. Six of the directors of AIG also serve as directors of Starr and SICO.

(3) All subsidiaries listed except for minority-owned Transatlantic Holdings, Inc., which is included under the equity method, are consolidated in the accompanying financial statements. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(4)  The common stock is owned 16.1 percent by SICO, 2.4 percent by Starr and
     3.4 percent by The Starr Foundation.

(5) Also owned 21.1 percent by Commerce & Industry Insurance Company.

(6)  Owned by 13 AIG subsidiaries.

(7) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union, and 8 percent by Birmingham.

(8)  Also owned 15.05 percent by American International Group, Inc.

(9)  Also owned 22.48% by American Home.

(10) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham.

(11) 100 percent to be held with other AIG companies.

(12) Also owned 45.88 percent by National Union, 16.95 percent by New Hampshire and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(13) Also owned 25 percent by United Guaranty Residential Insurance Company of North Carolina.